Impairment of Certain Long-Lived Assets	12 Months Ended
Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
Impairment of Certain Long-Lived Assets
6.	IMPAIRMENT OF CERTAIN LONG-LIVED ASSETS

For the years ended December 31, 2013 and 2012, the Company reviewed its long-lived assets for impairment. In accordance with applicable guidance the Company reviews the carrying value of asset groups that represent the lowest level for which identifiable cash flows are largely independent of the cash flows of other groups of assets and liabilities. The Company determined that its Product Sales and Services, Technology Licensing and Technology Development operating segments are the lowest level for which independent cash flows are available in management’s planning and long-range forecasting.

The factors considered by management in performing this impairment assessment included current operating results, trends and prospects, as well as the effects of obsolescence, demand, competition, and other economic factors. The Company determined that no impairment indicators of intangible assets for the year ended December 31, 2013. After considering the impact of delays establishing feed-in-tariff rates in overseas distributed-scale markets on order growth, future cash flow trends and cost of capital in the latter part of 2012, the Company concluded that developed technology and NW 100B intellectual property intangible assets were impaired and a resulting $1,451 charge to the statements of operations and comprehensive loss was recorded. The impairment analysis supports current carrying values for fixed assets committed to the all units as they have a longer economic life than the intangible assets. Certain intangible assets and other long-lived assets which are shared between the reporting units were reviewed for impairment in 2012 and the Company concluded that no impairment existed (see Note 8).